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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.

                              Date: March 1, 2001

Under the section titled "TCW Galileo Value Opportunities Fund" beginning on page 37, the second sentence of the first paragraph is deleted and the following sentence is substituted:

  To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at the time of acquisition, within the capitalization range of companies comprising the Russell MidCap Value Index.

                                                                February 4, 2002